Exhibit 23.01

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 18, 2025, relating to the financial statements and financial statement schedule of Entergy Corporation and Subsidiaries, and the effectiveness of Entergy Corporation and Subsidiaries’ internal control over financial reporting, appearing in the Annual Report on Form 10-K of Entergy Corporation and Subsidiaries for the year ended December 31, 2024. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 18, 2025, relating to the financial statements and financial statement schedule of Entergy Arkansas, LLC and Subsidiaries appearing in the Annual Report on Form 10-K of Entergy Arkansas, LLC and Subsidiaries for the year ended December 31, 2024. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 18, 2025, relating to the financial statements and financial statement schedule of Entergy Louisiana, LLC and Subsidiaries appearing in the Annual Report on Form 10-K of Entergy Louisiana, LLC and Subsidiaries for the year ended December 31, 2024. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 18, 2025, relating to the financial statements and financial statement schedule of Entergy Mississippi, LLC and Subsidiaries appearing in the Annual Report on Form 10-K of Entergy Mississippi, LLC for the year ended December 31, 2024. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 18, 2025, relating to the financial statements and financial statement schedule of Entergy Texas, Inc. and Subsidiaries appearing in the Annual Report on Form 10-K of Entergy Texas, Inc. and Subsidiaries for the year ended December 31, 2024. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 18, 2025, relating to the financial statements of System Energy Resources, Inc. appearing in the Annual Report on Form 10-K of System Energy Resources, Inc. for the year ended December 31, 2024. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ DELOITTE AND TOUCHE LLP

New Orleans, Louisiana

August 6, 2025